Accrued Pension Obligations	12 Months Ended
Dec. 31, 2018
Disclosure of defined benefit plans [abstract]
Accrued Pension Obligations
Note 18.  Accrued Pension Obligations
At December 31, 2016, the Group had post-retirement defined benefit plans for certain of its employees in Europe. During the fourth quarter of 2017, the aforesaid subsidiaries were deconsolidated alongside the defined benefit obligations and the related plan assets, which had net accrued pension obligations of  $2,593 at the time of the disposals. As at December 31, 2018 and 2017, the Group did not have any post-retirement defined benefit plans and its defined benefit obligations and fair value of the related plan assets were both $nil.